SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2004

                             _______________________

                             BROOKLINE BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-23695                  04-3402944
         --------                       -------                  ----------
(State or other jurisdiction      (Commission File No.)       (I.R.S) Employer
     of incorporation)                                       Identification No.)


160 Washington Street, Brookline, MA                              02447-0469
------------------------------------                              ----------
(Address of principal executive offices)                          (Zip Code)


                                 (617) 730-3500
                                ----------------
              (Registrant's telephone number, including area code)

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Item 2.02. Results of Operations and Financial Condition

     On October 21, 2004, Brookline Bancorp, Inc. (the "Company") issued a press release regarding its earnings for the 2004 third quarter and approval by its Board of Directors of a regular quarterly dividend of $0.085 per share payable November 15, 2004 to stockholders of record on October 29, 2004. A copy of the press release dated October 21, 2004 is attached as Exhibit 99.1 to this report.

     On October 22, 2004, Brookline Bancorp, Inc. (the "Company") issued a press release regarding a correction in the amount of indirect automobile loans originated in the 2004 third quarter, originally reported in a press release on October 21, 2004. A copy of the press release dated October 22, 2004 is attached as Exhibit 99.2 to this report.

The information in the preceding paragraphs, as well as Exhibits 99.1 and 99.2 referenced therein, is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

(a)  Not Applicable

(b)  Not Applicable

(c)  Exhibits

           Exhibit No.                              Description
           -----------                              -----------

               99.1                      Press release dated October 21, 2004
               99.2                      Press release dated October 22, 2004

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        BROOKLINE BANCORP, INC.


 Date: October 22, 2004                 By: /s/ Paul R. Bechet
                                            ------------------
                                            Paul R. Bechet
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer